                                                                     Exhibit 8.1


List of Subsidiaries of Mitsui & Co., Ltd.

              Registered Name                Jurisdiction of Incorporation
              ---------------                -----------------------------
MITSUI ARGENTINA S.A.                                   ARGENTINA
RAILWAY LEASING ARGENTINA S.A.                          ARGENTINA
MBK AUSTRALIA RESORTS PTY LTD                           AUSTRALIA
MITSUI & CO. (AUSTRALIA) LTD.                           AUSTRALIA
MITSUI & CO. FINANCIAL SERVICES (AUSTRALIA)             AUSTRALIA
MITSUI BENGALLA INVESTMENT PTY., LTD                    AUSTRALIA
MITSUI COAL HOLDINGS PTY., LTD.                         AUSTRALIA
MITSUI DRAYTON INVESTMENT PTY., LTD.                    AUSTRALIA
MITSUI IRON ORE DEVELOPMENT PTY. LTD.                   AUSTRALIA
MITSUI KESTREL COAL INVESTMENT PTY., LTD                AUSTRALIA
MITSUI MOURA INVESTMENT PTY., LTD.                      AUSTRALIA
MITSUI PLANTATION DEVELOPMENT PTY. LTD.                 AUSTRALIA
MITSUI SALT PTY., LTD.                                  AUSTRALIA
MITSUI-ITOCHU IRON PTY. LTD.                            AUSTRALIA
MITTWELL ENERGY RESOURCES PTY., LTD.                    AUSTRALIA
NUTRITION SPECIALITIES PTY. LTD.                        AUSTRALIA
WANDOO PETROLEUM PTY LTD.                               AUSTRALIA
MITSUI & CO. AUSTRIA GES. M.B.H.                        AUSTRIA
MITSUI & CO. (MIDDLE EAST) E.C.                         BAHRAIN
CERTIS INTERNATIONAL SA NV                              BELGIUM
MITSUI AND CO. BENELUX S.A./N.V.                        BELGIUM
N.V. SUBARU BENELUX S.A.                                BELGIUM
LPG TRANSPORT SERVICE LTD.                              BERMUDA
FERTILIZANTES MITSUI S.A. INDUSTRIA COMERC              BRAZIL
MBK-FURUKAWA SISTEMAS S.A.                              BRAZIL
MITSUI ALIMENTOS LTDA.                                  BRAZIL
MITSUI BRASILEIRA IMPORTACAO E EXPORTACAO#              BRAZIL
TRI-NET LOGISTICA BRASIL LTDA.                          BRAZIL
CRAYFIELD ENTERPRISE LIMITED                            BRITISH VIRGIN ISLANDS
ROUND GROUP LIMITED                                     BRITISH VIRGIN ISLANDS
WING GLORY LIMITED                                      BRITISH VIRGIN ISLANDS
ARGO SALES LTD.                                         CANADA
FRASER WHARVES LTD.                                     CANADA
MITSUI & CO. (CANADA) LTD.                              CANADA
MITSUI AUTO STEEL CANADA INC.                           CANADA
PACIFIC AMMONIA INC.                                    CANADA
ARIES AIRCRAFT LEASING LTD.                             CAYMAN ISLANDS
JUPITER TRADING (CAYMAN) LTD.                           CAYMAN ISLANDS
MITSUI BUSSAN CAPITAL MANAGEMENT (CAYMAN)               CAYMAN ISLANDS
MITSUI BUSSAN GOLD INVESTMENT (CAYMAN)                  CAYMAN ISLANDS
AUTO ACCESSORY CHILE S.A.                               CHILE
AUTOMOTORA MITSUI LTDA                                  CHILE
MITSUI BUSSSAN INVERSIONES LIMITADA                     CHILE
MITSUI CHILE LTDA.                                      CHILE
MITSUI TRADING AND SERVICE LTDA.                        CHILE
TOYOTA CHILE S.A.                                       CHILE
MITSUI DE COLOMBIA S.A.                                 COLOMBIA
MIT KREHALON S.R.O.                                     CZECH
MITSUI DEL ECUADOR S.A.                                 ECUADOR

              Registered Name                              Jurisdiction of Incorporation
              ---------------                              -----------------------------
MITSUI & CO. EUROPE (FINLAND) OY                                      FINLAND
JAGRI S.A.S.                                                          FRANCE
MITSUI & CO. FRANCE S.A.S.                                            FRANCE
MEE MITSUI ELECTRONICS EUROPE GMBH                                    GERMANY
MITSUI & CO. DEUTSCHLAND GMBH                                         GERMANY
MITSUI MACHINE TOOL EUROPE GMBH                                       GERMANY
MMF GMBH                                                              GERMANY
YAMAHA MOTOR DEUTSCHLAND GMBH                                         GERMANY
AK & M TRADING CO., LTD.                                              HONG KONG
ALTA MODA INTERNATIONAL LIMITED                                       HONG KONG
DAIRU INDUSTRIES LIMITED                                              HONG KONG
DAWN TIME LTD.                                                        HONG KONG
GLOBAL RIGHT HOLDINGS LIMITED                                         HONG KONG
GOLD FORUM ENTERPRISES LTD.                                           HONG KONG
M.B.K. CENTRAL CO., (H.K.) LTD.                                       HONG KONG
MITSUI & CO. (HONG KONG) LTD.                                         HONG KONG
MITSUI BUSSAN PRECIOUS METALS HK                                      HONG KONG
MITSUI OIL (ASIA) HONG KONG LTD.                                      HONG KONG
MITSUI PACKAGING MATERIAL TRADING CO., LTD                            HONG KONG
MITSUI PETROLEUM PRODUCTS TRADING LTD                                 HONG KONG
NEXUS(HONG KONG) MFG, CO. LTD.                                        HONG KONG
PLUSH HOUSE COMPANY LIMITED                                           HONG KONG
TANBERRY LIMITED                                                      HONG KONG
SESA GOA LIMITED                                                      INDIA
TRANSYSTEM LOGISTICS INTERNATIONAL PRV LTD                            INDIA
P.T. BUSSAN AUTO FINANCE                                              INDONESIA
P.T. KALTIM PASIFIK AMONIAK                                           INDONESIA
P.T. MITSUI INDONESIA                                                 INDONESIA
P.T. PRO-INTERCONTINENTAL TERMINALS INDON                             INDONESIA
P.T. TIGA MANUNGGAL SYNTHETIC INDUSTRIES                              INDONESIA
P.T. KATINGAN TIMBER CO.                                              INDONESIA
MITSUI & CO., IRAN LTD.                                               IRAN
REINSURANCE COMPANY OF EUROPEAN TRINET LTD                            IRELAND
MITSUI & CO. ITALIA S.P.A.                                            ITALY
SUBARU ITALIA S.P.A.                                                  ITALY
ADAM NET LTD.                                                         JAPAN
AMATECH INC.                                                          JAPAN
ANZEN SAKUDO CO., LTD.                                                JAPAN
ARBOR ACRES JAPAN CO., LTD.                                           JAPAN
BENDERSV                                                              JAPAN
BETA-CHEM, INC                                                        JAPAN
BIO NANOTEC RESEARCH INSTITUTE INC.                                   JAPAN
BKJ CORPORATION                                                       JAPAN
BOSOKOHATU                                                            JAPAN
BSI CO., LTD.                                                         JAPAN
BUSSAN ACTIVE                                                         JAPAN
BUSSAN A-GREEN CO., LTD.                                              JAPAN
BUSSAN AGRI-RETAIL SYSTEMS CO., LTD                                   JAPAN
BUSSAN AMENITY CO., LTD.                                              JAPAN
BUSSAN ASSET MANAGEMENT CO., LTD.                                     JAPAN
BUSSAN BIOTECH                                                        JAPAN
BUSSAN BUSINESS ASSISTANCE CO., LTD.                                  JAPAN


              Registered Name                              Jurisdiction of Incorporation
              ---------------                              -----------------------------
BUSSAN COMMUNITY CO., LTD.                                            JAPAN
BUSSAN CREDIT CO., LTD.                                               JAPAN
BUSSAN ELECTRIC MACHINERY TRADING CO., LTD.                           JAPAN
BUSSAN FRESH CO., LTD                                                 JAPAN
BUSSAN HUMAN RESOURCES CORPORATION                                    JAPAN
BUSSAN MACHINERY SERVICES CO., LTD.                                   JAPAN
BUSSAN MEDICAL INC.                                                   JAPAN
BUSSAN MICROELECTRONICS CORP.                                         JAPAN
BUSSAN NETWORKS, LTD.                                                 JAPAN
BUSSAN PROMOTION CO., LTD.                                            JAPAN
BUSSAN REAL ESTATE DEVELOPMENT CO., LTD.                              JAPAN
BUSSAN RICE & PRODUCTS, INC.                                          JAPAN
BUSSAN SERVICE CO., LTD                                               JAPAN
BUSSAN SUMISHO CARBON ENERGY CO., LTD.                                JAPAN
BUSSANPENT                                                            JAPAN
CANVAS CAFE CORPORATION                                               JAPAN
CARBON NANOTECH RESEARCH INSTITUTE INC.                               JAPAN
CESCO                                                                 JAPAN
CHITA FUTO KAISHA L.T.D.                                              JAPAN
CHLORINE ENGINEERS CORP. LTD.                                         JAPAN
COFCO LTD                                                             JAPAN
COSMO TEXTILE CO., LTD.                                               JAPAN
CURIOCITY                                                             JAPAN
DAIICHI BROILER                                                       JAPAN
DAIICHI SERVICE CO., LTD.                                             JAPAN
DAIICHI TANKER CO., LTD.                                              JAPAN
DAI-ICHI TRADING CO., LTD                                             JAPAN
DAITO CHEMICAL INDUSTRIES, LTD.                                       JAPAN
DATAEXPRESS CORPORATION                                               JAPAN
E3NETWORKS, LTD.                                                      JAPAN
EL COBRE LTD                                                          JAPAN
FRESH FARM SUPPLY CORPORATION                                         JAPAN
FRONT VISION                                                          JAPAN
FUJI TEKKO SHIZAI CO., LTD                                            JAPAN
FUJISAKU                                                              JAPAN
GORDEX CORPORATION.                                                   JAPAN
HIROBISHI SOKO UNYU                                                   JAPAN
HOKKAI SEAFOODS CO., LTD                                              JAPAN
HOKUTO BUTSURYUU                                                      JAPAN
HYPOR JAPAN COMPANY LIMITED                                           JAPAN
INFORMATION RESOURCES JAPAN LIMITED                                   JAPAN
JAPAN ALTERNATIVE INVESTMENT CO.                                      JAPAN
K.K ICHIREI                                                           JAPAN
KANTO STAINLESS STEEL CENTER CO., LTD.                                JAPAN
KEIYO TOSHI SERVICE CO., LTD.                                         JAPAN
KIDS STATION INC.                                                     JAPAN
KINOSHITA & CO., LTD.                                                 JAPAN
KINOSIGE                                                              JAPAN
KOKUSAI OIL AND CHEMICAL CO., LTD.                                    JAPAN
KONANFUTO CO., LTD.                                                   JAPAN
KYOTO BRASS COMPANY LIMITED                                           JAPAN
KYUUSYUU KOUGYOU                                                      JAPAN

              Registered Name                              Jurisdiction of Incorporation
              ---------------                              -----------------------------
LEISURE ELECTRONICS TECHNOLOGY CO., LTD.                              JAPAN
LOGI-NET CO., LTD.                                                    JAPAN
M-FSI LTD.                                                            JAPAN
MBK COIL CENTER CO., LTD.                                             JAPAN
MBK MICROTEK INC.                                                     JAPAN
MBK NAGOYA KOZAI CENTER                                               JAPAN
MBK POWER PLANT ENGINEERING CO., LTD.                                 JAPAN
MBK RAIL FINANCE CORPORATION                                          JAPAN
MBK RYUTSU PARTNERS                                                   JAPAN
MBK TELECOM TRADING CO LTD                                            JAPAN
MBK TRANSPORTATION SYSTEM CO., LTD                                    JAPAN
MIRAI                                                                 JAPAN
MITSUI & ASSOCIATES TELEPARK CORPORATION                              JAPAN
MITSUI & CO. POWER SYSTEMS CORPORATION                                JAPAN
MITSUI BUSSAN AEROSPACE CO., LTD.                                     JAPAN
MITSUI BUSSAN AGRO BUSINESS CO., LIMITED                              JAPAN
MITSUI BUSSAN AUTOMOTIVE INC.                                         JAPAN
MITSUI BUSSAN DIGITAL CORPORATION                                     JAPAN
MITSUI BUSSAN ENERGY BUTSURYU                                         JAPAN
MITSUI BUSSAN FORESTRY CO., LTD.                                      JAPAN
MITSUI BUSSAN FUTURES  LTD                                            JAPAN
MITSUI BUSSAN HI-TEX CO., LTD.                                        JAPAN
MITSUI BUSSAN HOUSE TECH, INC                                         JAPAN
MITSUI BUSSAN HOUSE-TECHNO. INC.                                      JAPAN
MITSUI BUSSAN INSURANCE CENTER CO., LTD.                              JAPAN
MITSUI BUSSAN INTER-FASHION LTD.                                      JAPAN
MITSUI BUSSAN MACHINERY CO., LTD.                                     JAPAN
MITSUI BUSSAN MARINE SERVICE CO., LTD.                                JAPAN
MITSUI BUSSAN METALS SALES CO., LTD.                                  JAPAN
MITSUI BUSSAN PLAHAN CO., LTD                                         JAPAN
MITSUI BUSSAN PLANT & PROJECT CO.                                     JAPAN
MITSUI BUSSAN PLASTICS KANSAI CO., LTD.                               JAPAN
MITSUI BUSSAN RAW MATERIALS DEVELOPMENT                               JAPAN
MITSUI BUSSAN ROSSIGNOL CORPORATION                                   JAPAN
MITSUI BUSSAN STEEL TRADE CO LTD                                      JAPAN
MITSUI BUSSAN TEXTILE                                                 JAPAN
MITSUI GLOBAL STRATEGIC STUDIES INSTITUTE                             JAPAN
MITSUI KNOWLEDGE INDUSTRY CO., LTD.                                   JAPAN
MITSUI OIL & GAS CO., LTD.                                            JAPAN
MITSUI SAKHALIN DEVELOPMENT CO., LTD.                                 JAPAN
MITSUI & CO. STAINLESS AND SPECIAL STEEL                              JAPAN
MITSUI BUSSAN WIRE SUPPLY CO., LTD                                    JAPAN
MITSUI BUSSAN CONSTRUCTION MATERIALS CO., LTD.                        JAPAN
MITUI BUSSAN TRANSPORTATION SERVICES                                  JAPAN
MITUSI BUSSAN SOLVENT & COATING.CO., LTD                              JAPAN
MVC CORPORATION                                                       JAPAN
NEW MATERIAL SERVICE INC.                                             JAPAN
NIHON DENNETSU CO., LTD.                                              JAPAN
NIHON VENDING                                                         JAPAN
NISSI CO., LTD                                                        JAPAN
NITTA SHOJI                                                           JAPAN
NITTO WAREHOUSE CO., LTD.                                             JAPAN

              Registered Name                              Jurisdiction of Incorporation
              ---------------                              -----------------------------
OBARAKOGYO                                                            JAPAN
OCC CORPORATION                                                       JAPAN
ORIENT MARINE CO., LTD.                                               JAPAN
OSAKA DAIICHI SERVICE CO., LTD.                                       JAPAN
PAITON POWER INVESTMENT CO., LTD.                                     JAPAN
PIERRE CARDIN JAPAN LTD.                                              JAPAN
PLANT MAINTENANCE CORP                                                JAPAN
PREST CORPORATION                                                     JAPAN
QATAR LNG SERVICE AGENCY CO., LTD.                                    JAPAN
RETAIL SYSTEM SERVICE                                                 JAPAN
S.I.M. CORP.                                                          JAPAN
SADOSHIMA METAL CO., LTD.                                             JAPAN
SAGAMIKO PICNIC-LAND CO., LTD.                                        JAPAN
SANEI CORPO                                                           JAPAN
SANKO K.K                                                             JAPAN
SANMOKU LUMBER CO., LTD.                                              JAPAN
SANSEI BUSSAN                                                         JAPAN
SANYO KOGYO CO., LTD.                                                 JAPAN
SANYU KOAMI                                                           JAPAN
SEIKEI STEEL TUBE CORP                                                JAPAN
SEIKI CORPORATION                                                     JAPAN
SHIN SANKO KOKAN                                                      JAPAN
SHIRASAGI GOLF CLUB CO., LTD.                                         JAPAN
SK KOGYO., LTD.                                                       JAPAN
STARNET CORPORATION                                                   JAPAN
SUN CLEAN ENGINEERING CO. LTD.                                        JAPAN
SUNKO MERCHANDISING INC.                                              JAPAN
SUPERNET SOLUTIONS CORPORATION                                        JAPAN
TAKATUKI DIE-CASTING CO., LTD.                                        JAPAN
TAKEOKA GOLF CLUB                                                     JAPAN
TERMINUS & CO., LTD.                                                  JAPAN
TITAKYYUSO                                                            JAPAN
TOHO BUSSAN KAISHA, LTD.                                              JAPAN
TOHO SUISAN CO., LTD.                                                 JAPAN
TOMBO CAPITAL CORPORATION                                             JAPAN
TOPACS, INC.                                                          JAPAN
TOSHIN SOKO KAISHA, LTD.                                              JAPAN
TOYO KOSAN LIFE CO., LTD.                                             JAPAN
TOYO NUCLEAR SERVICES CO., LTD.                                       JAPAN
TOYO OFFICEMATION INC.                                                JAPAN
TOYO SHIP MACHINERY CO., LTD.                                         JAPAN
TOYO VALVE CO., LTD.                                                  JAPAN
TOYO WIRE LTD.                                                        JAPAN
TOYOMARINE                                                            JAPAN
TRADE DOCUMENTS SERVICE LTD.                                          JAPAN
TRANS FLEET CO., LTD                                                  JAPAN
TRI-NET (JAPAN) INC.                                                  JAPAN
TSUDA CORPORATION                                                     JAPAN
TSUTSUMITEKKOU                                                        JAPAN
UBE & BUSSAN MAGNESIUM                                                JAPAN
WANDOO OIL DEVELOPMENT CO., LTD.                                      JAPAN
WEBRAIN D3, INC.                                                      JAPAN

              Registered Name                              Jurisdiction of Incorporation
              ---------------                              -----------------------------
Y.K. LOGISTICS CORPORATION, LTD                                JAPAN
YADANA INVESTMENT JAPAN, LTD.                                  JAPAN
YAMABUN STAINLESS CENTER CO.                                   JAPAN
YAMAROKU                                                       JAPAN
AL-ABAR AL-THALATH TRADING CO. W.L.L.                          KUWAIT
CLIO MARINE INC.                                               LIBERIA
CM PACIFIC MARITIME CORPORATION                                LIBERIA
F CORPORATION, LTD.                                            LIBERIA
GEE CORPORATION INC.                                           LIBERIA
GRACIELA SHIPPING INC.                                         LIBERIA
LEPTA SHIPPING CO., LTD.                                       LIBERIA
ROSEBAY CO., LTD.                                              LIBERIA
LIBERTY INVESTMENT S.A.                                        LUXEMBOURG
INTERCONTINENTAL TERMINALS (M) SDN.                            MALAYSIA
MITSUI & CO., MANAGEMENT SERVICES SDN. BHD.                    MALAYSIA
MITSUI & CO., TRANSPORTATION SYSTEMS ASIA                      MALAYSIA
MITSUI VCM HOLDINGS (MALAYSIA) SDN. BHD.                       MALAYSIA
YAMATEX(MALAYSIA) SDN. BHD.                                    MALAYSIA
MITSUI DE MEXICO, S.A. DE C.V.                                 MEXICO
CERTIS EUROPE B.V.                                             NETHERLANDS
DATRACO B.V.                                                   NETHERLANDS
EMERALD GREEN HOLDING B.V.                                     NETHERLANDS
EURO CHILENA COPPER B.V.                                       NETHERLANDS
EURO-MIT STAAL B.V.                                            NETHERLANDS
JAPAN COLLAHUASI RESOURCES B.V.                                NETHERLANDS
MCM FOODS B.V.                                                 NETHERLANDS
MITSUI & CO. E&P INVESTMENT B.V.                               NETHERLANDS
MITSUI & CO. INTERNATIONAL (EUROPE) B.V.                       NETHERLANDS
MITSUI & CO. NEDERLAND B.V.                                    NETHERLANDS
MITSUI AUTOMOTIVE EUROPE B.V.                                  NETHERLANDS
MITSUI GAS DEVELOPMENT QATAR B.V.                              NETHERLANDS
MITSUI LNG NEDERLAND B.V.                                      NETHERLANDS
MITSUI SAKHALIN HOLDINGS B.V.                                  NETHERLANDS
M-MIT DISTRIBUTION B.V.                                        NETHERLANDS
PAITON POWER FINANCING B.V.                                    NETHERLANDS
PLALLOY MTD BV                                                 NETHERLANDS
TOMBO AVIATION NETHERLANDS B.V.                                NETHERLANDS
MITSUI & CO.,(NZ) LTD., AUCKLAND                               NEW ZEALAND
MBK NIGERIA LTD.                                               NIGERIA
MITSUI & CO. NORWAY AS.                                        NORWAY
JUNKO MARITIME S.A.                                            PANAMA
M&D VCM SHIPPING S.A.                                          PANAMA
M.I. HOLDING S.A.                                              PANAMA
PALM S.A.                                                      PANAMA
PAN PACIFIC CHEMICAL LINES S.A.                                PANAMA
R NAVIGATION S.A.                                              PANAMA
TOMOMI SHIPPING S.A.                                           PANAMA
TOYO MARINE PANAMA SHIPPING S.A.                               PANAMA
TRI-ROCK NAVIGATION, S.A.                                      PANAMA
BEIJING STONE SOFTWARE ENGINEERING CO. LTD.                    PEOPLES' REP. OF CHINA
DAIRU (NINGBO) GARMENT MFG. LTD                                PEOPLES' REP. OF CHINA
MITSUI & CO. (SHENZHEN) TRADING LTD.                           PEOPLES' REP. OF CHINA


              Registered Name                     Jurisdiction of Incorporation
              ---------------                     -----------------------------
MITSUI & CO., (CHINA) LTD.                            PEOPLES' REP. OF CHINA
MITSUI & CO. (SHANGHAI) LTD.                          PEOPLES' REP. OF CHINA
SHANGHAISANMING BUILDING MATERIALS CO. LTD            PEOPLES' REP. OF CHINA
WUXI XIJING STEEL PROCESSING CO., LTD.                PEOPLES' REP. OF CHINA
YANTAI SANFU ORGANIC COMPOUND FERTILIZER              PEOPLES' REP. OF CHINA
MITSUI AUTOMOTRIZ S.A.                                PERU
MITSUI DEL PERU S.A.                                  PERU
MITSUI MAQUINARIAS PERU S.A.                          PERU
MITSUI-MASA LEASING S.A.                              PERU
MITSUI TRANSNET (PHILIPPINES) CORPORATION             PHILIPPINES
MITSUI MOTOR POLSKA SP.Z O.O.                         POLAND
MITSUI PLASTIC POLSKA SPZOO                           POLAND
TRI-NET LOGISTICS POLAND SP.ZO.O.                     POLAND
MITSUI & CO. PORTUGAL LDA.                            PORTUGAL
MITSUI & CO. KOREA LTD.                               REPUBLIC OF KOREA
CONNEXXION MARITIME LOGISTICS PTE LTD.                SINGAPORE
GARLAND SHIPPING PTE. LTD.                            SINGAPORE
INSURANCE CO. OF TRINET ASIA PTE., LTD.               SINGAPORE
MEGASTEEL HOLDINGS PTE LTD.                           SINGAPORE
MELODIA MARITIME PTE., LTD.                           SINGAPORE
MITSUI & CO., ASIA INVESTMENT PTE. LTD.               SINGAPORE
MITSUI O.M.T. PTE LTD                                 SINGAPORE
MITSUI OIL (ASIA) PTE. LTD.                           SINGAPORE
NEW MATERIAL INC(PTE) LTD.                            SINGAPORE
SOUTHERN CROSS CARRIERS (PTE.) LTD.                   SINGAPORE
TRI-NET LOGISTICS (ASIA) PTE LTD.                     SINGAPORE
YAMATO POLYMER (VIETNAM) CO., LTD.                    SOCIALIST REP.VIET NAM
MITSUI & CO. SOUTHERN AFRICA (PTY) LTD.               SOUTH AFRICA
MITSUI MINERALS DEVELOPMENT SOUTH AFRICA              SOUTH AFRICA
MITSUI & CO. ESPANA S.A.                              SPAIN
MITSUI & CO. SCANDINAVIA A.B.                         SWEDEN
MITSUI & CO. (TAIWAN) LTD.                            TAIWAN
ARAKAWA CHEMICAL (THAILAND)., LTD.                    THAILAND
BANGKOK COIL CENTER CO., LTD.                         THAILAND
MITSIAM ESTATE DEVELOPMENT LTD.                       THAILAND
MITSIAM INTERNATIONAL LTD                             THAILAND
MITSIAM MOTORS CO., LTD.                              THAILAND
MITSIAM PLASTICS CO., LTD.                            THAILAND
MITSUI & CO., (THAILAND) LTD.                         THAILAND
SATHORN CAPITAL CO., LTD.                             THAILAND
SIAM TANK TERMINALS CO., LTD.                         THAILAND
THAILAND IRON WORKS PUBLIC COMPANY LIMITED            THAILAND
TOYO VALVE (THAILAND) CO., LTD.                       THAILAND
MYANMAR MEGASTEEL INDUSTRIES LTD.                     THE UNION OF MYANMAR
MITSUI & CO., (TURKEY) LTD.                           TURKEY
ACCESS CAPITAL CORPORATION                            U. S. A.
AMERICAN TRI-NET EXPRESS, INC.                        U. S. A.
BIOPRODUCTS INC.                                      U. S. A.
BUSSAN NEWPORT INC.                                   U. S. A.
CERTIS HOLDINGS, INC                                  U. S. A.
CHAMPIONS PIPE & SUPPLY, INC.                         U. S. A.
CHANNEL TERMINAL CORP.                                U. S. A.

              Registered Name                              Jurisdiction of Incorporation
              ---------------                              -----------------------------
ENERGY INVESTMENT (U.S.A.), INC.                                      U. S. A.
GINREI, INC.                                                          U. S. A.
GLOBAL OCTANES CORPORATION                                            U. S. A.
GLOBAL OCTANES HOLDING INC.                                           U. S. A.
GLOBAL OCTANES INVESTMENT INC.                                        U. S. A.
HYDRO MANAGEMENT RESOURCES INC.                                       U. S. A.
INORGCHEM INVESTMENT INC,                                             U. S. A.
INTERMODAL TERMINAL INC.                                              U. S. A.
ITM INVESTMENTS, INC.                                                 U. S. A.
MBK LAGUNA INC.                                                       U. S. A.
MBK MASTERS, INC.                                                     U. S. A.
MBK NEWPORT INC.                                                      U. S. A.
MBK NORTHERN HILLS REAL ESTATE, INC                                   U. S. A.
MCD CAPITAL CORPORATION                                               U. S. A.
MCVP HOLDING, INC.                                                    U. S. A.
MITALCO INC.                                                          U. S. A.
MIT-DDM LTD.                                                          U. S. A.
MITEC.CORPORATION                                                     U. S. A.
MITSUI & CO. INVESTMENT PRODUCTS                                      U. S. A.
MITSUI & CO. PRECIOUS METALS, INC.                                    U. S. A.
MITSUI & CO. VENTURE PARTNERS                                         U. S. A.
MITSUI & CO. (U.S.A.), INC., NEW YORK                                 U. S. A.
MITSUI AUTOMOTIVE NORTH AMERICA INC.                                  U. S. A.
MITSUI BUSSAN AEROSPACE CORP                                          U. S. A.
MITSUI BUSSAN LOGISTICS INC.                                          U. S. A.
MITSUI COMTEK CORP.                                                   U. S. A.
MITSUI FOODS, INC.                                                    U. S. A.
MITSUI MACHINE TECHNOLOGY, INC                                        U. S. A.
MITSUI MACHINERY DISTRIBUTION INC.                                    U. S. A.
MITSUI PLASTICS INC.                                                  U. S. A.
MITSUI STEEL DEVELOPMENT CO.                                          U. S. A.
MITSUI TEXTILE CORP.                                                  U. S. A.
MITSUI TUBULAR PRODUCTS, INC.                                         U. S. A.
MMDI, INC.                                                            U. S. A.
MPCD INC.                                                             U. S. A.
MRC LANDBRIDGE, INC.                                                  U. S. A.
MSB COPPER CORP.                                                      U. S. A.
NOVUS INTERNATIONAL INC.                                              U. S. A.
PINNACLE STEEL PROCESSING, INC.                                       U. S. A.
PORTAC INC.                                                           U. S. A.
RAW MATERIALS DEVELOPMENT CO.                                         U. S. A.
RED-WHITE VALVE CORP.                                                 U. S. A.
SAN DIEGO COIL CENTER, INC.                                           U. S. A.
THE MBK RAIL CAPITAL COMPANIES, INC.                                  U. S. A.
TOMBO AVIATION INC.                                                   U. S. A.
TRANSPACIFIC GLYCOLS INC.                                             U. S. A.
U.S. PHOSPHATE CORPORATION                                            U. S. A.
UNITED GRAIN CORP.                                                    U. S. A.
VICTORY CHLOR-ALKALI AND EDC COMPANY, INC                             U. S. A.
WESTPORT PETROLEUM INC.                                               U. S. A.
WILSEY FOODS INC.                                                     U. S. A.
AGRISENSE BCS LIMITED                                                 UNITED KINGDOM


              Registered Name                              Jurisdiction of Incorporation
              ---------------                              -----------------------------
ARCADIA PETROLEUM LIMITED                                          UNITED KINGDOM
BIOLOGICAL CROP PROTECTION LIMITED                                 UNITED KINGDOM
COHEN & WILKS INTERNATIONAL LTD.                                   UNITED KINGDOM
DATATAG ID LIMITED                                                 UNITED KINGDOM
EARLYGUARD LIMITED                                                 UNITED KINGDOM
ENDEAVOUR RESOURCES LIMITED                                        UNITED KINGDOM
FINSIDER INTERNATIONAL COMPANY LIMITED                             UNITED KINGDOM
MBK RAIL LINK CONSTRUCTION LTD.                                    UNITED KINGDOM
MITSUI & CO. EUROPE PLC                                            UNITED KINGDOM
MITSUI & CO. UK PLC                                                UNITED KINGDOM
MITSUI BUSSAN COMMODITIES LTD.                                     UNITED KINGDOM
THE INTERNATIONAL METALS&MINERALS CO., LTD.                        UNITED KINGDOM
THREE WELLS LIMITED                                                UNITED KINGDOM
YAMAHA MOTOR (UK) LIMITED                                          UNITED KINGDOM
MITSUI DE VENEZUELA, C.A.                                          VENEZUELA